UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2011

K-SWISS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18490	95-4265988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA		91361
(Address of principal executive offices)		(Zip code)

818-706-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

K-Swiss Inc. (the “Company”) is announcing the following results from its 2011 Annual Meeting of Stockholders (the “Meeting”), which occurred on June 1, 2011.

Proposal One: Election of Directors

At the Meeting, the following directors were elected to serve until the 2012 Annual Meeting of Stockholders or until their successors have been duly elected and qualified:

Class A Directors	Class B Directors
Stephen Fine	Steven Nichols
Mark Louie	George Powlick
Lawrence Feldman

Of the 27,389,988 shares of Class A Common Stock represented at the Meeting, the Class A Directors named above were elected with the following votes:

	Number of Votes Received		Broker
Name	For	Withheld	Non-Votes	Abstentions
Stephen Fine	23,106,298	596,192	2,346,517	—
Mark Louie	23,141,110	561,380	2,381,329	—

Of the 8,039,524 shares of Class B Common Stock represented at the Meeting, the Class B Directors named above were elected with the following votes (with each share of Class B Common Stock entitled to 10 votes):

	Number of Votes Received
Name	For	Withheld	Abstentions
Steven Nichols	80,375,240	—	—
George Powlick	80,375,240	—	—
Lawrence Feldman	80,375,240	—	—

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

Also at the Meeting, the Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

Of the 27,389,988 shares of Class A Common Stock and 8,039,524 shares of Class B Common Stock represented at the 2011 Annual Meeting, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2011 received the following votes (with each share of Class A Common Stock entitled to one vote and each share of B Common Stock entitled to 10 votes):

Number of Votes Received
For	106,329,850
Against	125,809
Abstain	3,450

Proposal Three: Advisory Resolution on the Company’s Executive Compensation

Also at the Meeting, the Company’s stockholders approved the advisory resolution regarding the Company’s executive compensation as follows:

Number of Votes Received
For	103,967,329
Against	101,743
Abstain	8,658

Proposal Four: Advisory Vote on the Frequency of the Future Advisory Votes on the Company’s Executive Compensation

Also at the Meeting, the Company’s stockholders approved that future advisory votes on the Company’s executive compensation be conducted every three years as follows:

Number of Votes Received
Three years	97,346,197
Two years	48,596
One year	6,650,700
Abstain	32,327

The Board has determined in consideration of the stockholder vote on the frequency proposal that the Company will seek advisory approval of the Company’s executive compensation every three years.

No other matters came before the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K-Swiss Inc.

Date: July 20, 2011	By:	/s/ GEORGE POWLICK
George Powlick
Vice President of Finance, Chief Administrative
Officer, Chief Financial Officer, and Secretary